SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of September 17, 1996 (this "Second Amendment"), to the Credit Agreement dated as of September 29, 1995, as amended by the First Amendment dated October 27, 1995 (the "Credit Agreement"), among Champion Enterprises, Inc. (the "Company"), Comerica Bank and The First National Bank of Chicago (the "Banks"), and Comerica Bank as agent for the Banks (in such capacity, the "Agent").

W I T N E S S E T H:

WHEREAS, the Company, the Banks and the Agent are parties to the Credit Agreement; and

WHEREAS, the Company wishes to amend the Credit Agreement to increase the Letter of Credit Maximum Amount, to increase the amount of loans the Company may make to its dealers, and to revise certain of the exhibits to the Credit Agreement; and

WHEREAS, the Banks and the Agent have agreed to amend the Credit
Agreement on the terms and subject to the conditions set forth below;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, it is hereby agreed as follows:


ARTICLE I -- DEFINITIONS AND AMENDMENTS


1.1 Defined Terms. Capitalized terms used herein which are defined in the Credit Agreement are used herein with such defined meanings.

1.2 Amendments to Section 1. (a) Substitution of Certain Definition. Section 1.1 is hereby amended by deleting the definition of "Letter of Credit Maximum Amount" in its entirety and substituting therefor the corresponding new definition set forth below:

"Letter of Credit Maximum Amount" shall mean Twenty Million
Dollars ($20,000,000)."

(b) Addition of Definitions. Section 1 is hereby amended by adding thereto the following definitions in their appropriate alphabetical place:

"Redman" shall mean Redman Industries, Inc., a Delaware corporation.

"Redman Acquisition" shall mean the acquisition by the Company of all of the common stock of Redman pursuant to a plan of merger among the Company, a Subsidiary, and Redman.

1.3 Addition of Section 6.14. Section 6.14 is hereby added to the Credit Agreement, to read in its entirety as follows:

     "6.14 Guaranty of Redman. Upon consummation of the Redman
     Acquisition, cause Redman to execute and deliver to the Agent on behalf of the Banks a counterpart of the Guaranty, and thereby become a Guarantor."

1.4 Amendment to Section 7.3. Section 7.3 is hereby amended by deleting the figure "$1,500,000" where it appears in the eleventh line and replacing it with the figure "$3,000,000".

1.5 Amendment to Section 7.9. Section 7.9 is hereby amended by substituting the word "of" for the word "or" in the third line thereof.


ARTICLE II -- REPRESENTATIONS AND WARRANTIES;
CONDITIONS PRECEDENT


2.1 Representations; No Default. On and as of the date hereof and after giving effect to this Second Amendment, the Company hereby (a) confirms, reaffirms and restates the representations and warranties set forth in Section 5 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case the Company confirms, reaffirms and restates such representations and warranties for such early date, provided that the references to the Credit Agreement therein shall be deemed to be to the Credit Agreement as amended by this Second Amendment, and (b) represents that no Event of Default has occurred and is continuing.

2.2 Effective Date. This Second Amendment shall become effective on the first date upon which the Agent shall have received counterparts of this Second Amendment executed by the Company, the Banks and the Agent.


ARTICLE III - MISCELLANEOUS


3.1 Limited Effect. Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit
Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

3.2 Expenses. The Company shall reimburse the Agent for all of its costs and expenses (including legal expenses) incurred in connection with the preparation, execution and delivery of this Second Amendment.

3.3  Guarantors. Each Guarantor, by its execution of this Second
Amendment, hereby consents to all transactions contemplated hereby and reaffirms and ratifies all of its obligations to the Agent and the Banks under the Guaranty.

3.4 Counterparts. This Second Amendment may be executed by one or more parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed and delivered by their proper and duly authorized officers or other agents as of the date first above written.

COMPANY:

CHAMPION ENTERPRISES, INC.



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AGENT AND BANKS:

COMERICA BANK, as Agent and as a Bank



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THE FIRST NATIONAL BANK OF CHICAGO



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GUARANTORS:

CHAMPION MOTOR COACH, INC.



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CHAMPION HOME BUILDERS CO.



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MODULINE INTERNATIONAL, INC.



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LAMPLIGHTER HOMES, INC.



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DUTCH HOUSING, INC.



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CHANDELEUR HOMES, INC.



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CREST RIDGE HOMES, INC.



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BUILDERS CREDIT CORPORATION


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CHAMPION FINANCIAL CORPORATION



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